SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported) December 3, 2003 (December 2, 2003)

MARKET CENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22969	59-3562953

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650A Gum Branch Road, Jacksonville, North Carolina	28540

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 478-0097

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) 99.1 Press Release of Market Central, Inc. dated December 2, 2003, regarding financial results for the year ended August 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 2, 2003, Market Central, Inc. issued a press release announcing its results of operations for its fiscal year ended August 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are identified in the Company’s other SEC filings and public announcements. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

MARKET CENTRAL, INC

By: /s/ Terrence J. Leifheit

Terrence J. Leifheit, President

Dated: December 3, 2003

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